UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2007 (October 22, 2007)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 1020 East Meadow Circle Palo Alto, California	94303

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 687-3900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 22, 2007, Jeffrey S. Williams, Senior Vice President, Operations and Manufacturing, announced that he would resign from Alexza Pharmaceuticals, Inc. effective as of November 30, 2007 for personal reasons.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2007	Alexza Pharmaceuticals, Inc.
	By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer